EXHIBIT 10.50

HEALTHMONT, INC.

COMPANY DISCLOSURE SCHEDULE

This Company Disclosure Schedule has been prepared and delivered in accordance with that certain Agreement and Plan of Merger, dated as of October 15, 2002 (the “Agreement”), by and among SunLink Health Systems, Inc., an Ohio corporation (“SunLink” or “Parent”), HM Acquisition Corp., a Delaware corporation (“Merger Sub”), on the one hand, and HealthMont, Inc., a Tennessee corporation (the “Company”), on the other hand. Unless the context otherwise requires, terms that are not defined in this Company Disclosure Schedule shall have the meanings set forth in the Agreement.

The Company Disclosure Schedule is qualified in its entirety by reference to specific provisions of the Agreement. Inclusion of the information herein shall not be construed as an admission that such information is material to the business, financial condition or results of operations of the Company except to the extent that the Agreement requires that such information for a particular Section is material.

Matters reflected in these schedules are not necessarily limited to matters required by the Agreement to be reflected herein. Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature.

Headings have been inserted for each schedule for convenience of reference only and shall to no extent have the effect of amending or changing the express description of such schedules as set forth in the Purchase Agreement. A disclosure made in one schedule need not be made in another schedule if such disclosure on its face would reasonably put the party to whom such disclosure is made on notice of the applicability of such disclosure to other schedules, and would not make the disclosure in the other schedule materially misleading, and would not result in the omission of any material fact necessary in light of the circumstances to make the disclosure in such other schedule or schedules (or the absence of any such disclosure) not misleading. The disclosure of an item by a party in one schedule shall not result in any duty on the part of the party to whom such disclosure is made to inquire as to the application of such matter to any other section of the Company Disclosure Schedule.

Section 1.6

Director Consulting Agreements

The Company has entered into a Consulting Agreement with each of the following directors of the Company (collectively, the “Director Consulting Agreements”):

Richard E. Ragsdale

E. Thomas Chaney

Joel S. Kanter

Gene E. Burleson

Kay L. Brown

Jay M. Haft

Arlen B. Reynolds

Section 3.2

Subsidiaries and Affiliates

Section 3.2(a)

A.	Name of Company Subsidiaries Jurisdiction	Qualification

	1. HealthMont of Georgia, Inc. Tennessee	Tennessee, Georgia

	2. HealthMont of Texas, Inc. Tennessee	Tennessee, Texas

	3. HealthMont of Texas I, LLC Tennessee	Tennessee, Texas

	4. HealthMont of Missouri, Inc. Tennessee	Tennessee, Missouri

	5. HealthMont of West Virginia, Inc. Tennessee	Tennessee

B.	Other Securities Owned by Company

None

Section 3.2(b)

Liens held on Capital Stock of Company Subsidiaries

The Company and each of the Company Subsidiaries is a party to (i) that certain Mortgage Loan Agreement (the “Mortgage Loan Agreement”), dated as of August 31, 2000, with Heller Healthcare Finance, Inc. (“Heller”), and (ii) that certain Revolving Loan and Security Agreement (the “Revolving Loan Agreement” and together with the Mortgage Loan Agreement, the “Heller Loan Documents”)), dated as of August 31, 2000, with Heller.

The collateral for the loan evidenced by the Revolving Loan Agreement includes those items listed in Section 3.1 of the Revolving Loan Agreement. The Company and the Parent acknowledge that the collateral for such loan does not include the capital stock of the Company Subsidiaries because the stock certificates evidencing the capital stock of the Company Subsidiaries are currently held by and are under the control of the Company and have not been pledged to Heller or a bailee or affiliate of Heller. In the event that the definition of “general intangibles” in Section 3.1(f) of the Revolving Loan Agreement is

held to include the capital stock of the Company Subsidiaries as collateral under the Revolving Loan Agreement, the Company and the Parent acknowledge that such interpretation will not be considered a breach of the Company’s representations and warranties under this Agreement.

Section 3.3

Capitalization

Section 3.3(b)

Under the Shareholders’ Agreement, dated as of August     , 2000, among the Company and the shareholders of the Company (the “Shareholders’ Agreement”):

1.	The shareholders are obligated to vote such that five (5) directors consist of persons nominated by the Sovereign Shareholders (as defined in the Shareholders’ Agreement”) and three (3) directors consist of persons nominated by the Founders (as defined in the Shareholders’ Agreement).

2.	Certain types of significant transactions (including the Merger) must be approved by a majority of the directors, plus at least one director nominated by the Founders.

Section 3.3(d)

In addition to the Heller Warrants, the Company has outstanding the following Company Derivative Securities:

NAME OF STOCKHOLDER	Options @ 1.82	Options @ 2.75	Total Options	Options to be Forgiven	Remaining Options	Warrants @ 1.25
Arlen B. Reynolds	10,000	5,000	15,000	0	15,000
Kay L. Brown	10,000	5,000	15,000	0	15,000
Joel S. Kanter	10,000	5,000	15,000	0	15,000	200,000
Gene E. Burleson & M. Jan Burleson	10,000	5,000	15,000	0	15,000	80,000
Jay Haft and Clayre Haft	10,000	5,000	15,000	0	15,000
Richard E. Ragsdale	10,000	5,000	15,000	0	15,000	200,000
Chaney Family Partnership LTD	10,000	5,000	15,000	0	15,000	160,000
Timothy S. Hill		40,000	40,000	(40,000)	0	20,000
Greg Griffith	14,000	4,000	18,000	(18,000)	0
Lori Petrie	7,000	3,000	10,000	(10,000)	0
Janet Meders	7,000	3,000	10,000	(10,000)	0

Cheryl Cheney	5,000	3,000	8,000	(8,000)	0
Leslie Bingham	14,000	8,000	22,000	(22,000)	0
Jerry Torba	-	10,000	10,000	(10,000)	0
Cherrie Klamer	-	4,000	4,000	(4,000)	0
Tom Butler	-	60,000	60,000	(60,000)	0
Tom Scott	8,000	5,000	13,000	(13,000)	0
Steve Love	4,000	2,000	6,000	(6,000)	0

Section 3.6

Vote Required

The Shareholder Approval requirement is now seventy-five percent (75%).

Section 3.7

Consents and Approvals

Section 3.7(a)

Pursuant to the Heller Loan Documents, the consent of Heller is necessary for the Company to complete the transactions contemplated by this Agreement.

Section 3.7(b)

None.

Section 3.8

Financial Statements

Section 3.8(b)

None.

Section 3.8(d)

None.

Section 3.9

Undisclosed Liabilities

A.	The Company is a party to a certain Master Lease Agreement, dated as of January 15, 2001, with Comdisco Healthcare Group, Inc. (“Comdisco”) related to the lease of certain equipment described in the schedules attached thereto (the “Comdisco Lease Agreement”). Certain equipment leased pursuant to the Comdisco Lease Agreement is used at the Eastmoreland Hospital, which hospital is no longer owned by the Company. GKPS, Inc. (“GKPS”), the current owner of the hospital, assumed the Company’s obligations under Comdisco Lease Agreement when it purchased the hospital from the Company, but the Company remains liable to Comdisco under the agreement.

The equipment leased pursuant to the Comdisco Lease Agreement that is used at Eastmoreland Hospital consists of the following:

1.	Acuson X-10 ART Ultrasound (60-month lease; $1,548/month)
2.	Siemens Mobile 1.0 Impact Expert MRI (60-month lease; $12,248/month)
3.	GE High Speed Advantage RP CT (60-month lease; $6,686/month)

Attached is a schedule showing the total amount for which HealthMont may be liable under each of the above as of the date of the Agreement.

B.	Symphony Healthcare V, LLC (f/k/a HealthMont of Oregon V, LLC) leases certain real property located in Multnomah County, Oregon (the lease agreement, as amended. being referred to herein as the “Woodland Park Lease Agreement”). The Company is guarantor under the Woodland Park Lease Agreement in an amount up to $500,000. GKPS, current owner of the Woodland Park Hospital, assumed the Company’s obligations as guarantor when it purchased the hospital from the Company, but the Company remains liable to the lessor under the lease agreement to the extent of its guaranty.

C.	The Company is a party to certain capital leases (the “LinvaTec Leases”) with LinvaTec Financial Services (“LinvaTec”) related to equipment located at Woodland Park Hospital, which is no longer owned by the Company. GKPS, the current owner of the hospital, assumed the Company’s obligations under the LinvaTec Leases, but the Company remains liable to LinvaTec under the lease agreements.

The equipment leased pursuant to the LinvaTec leases consists of the following:

1.	2 Apex 3 chip camera controller
2.	2 Sony Medical Monitor 20”
3.	2 Sony UP5/MD printer

4.	3 Autoclav 300D Eyecap camera head
5.	2 Xenon light source
6.	1 Laparoflator console 252

Attached is a schedule showing the total amount for which HealthMont may be liable under each of the above as of the date of the Agreement.

D.	The agreements described in subparagraphs A.9., 14., and 15. of Section 3.20 of this Company Disclosure Schedule may relate in part to equipment used at Eastmoreland Hospital and/or Woodland Park Hospital. GKPS, the current owner of the hospitals, assumed the Company’s obligations under these agreements, but the Company remains liable to the lessors under the agreements.

Attached is a schedule showing the total amount for which HealthMont may be liable under each of the above as of the date of the Agreement.

E.	When the Company sold the subsidiaries that own Eastmoreland Hospital and Woodland Park Hospital to GKPS, it retained the following liabilities:

1.	Douglas Grimm

i.	Incident Occurrence Date: 5/99-10/00

ii.	Incident Report Date: 6/1/01

iii.	Description: Former employee requesting severance pay from New American Healthcare

iv.	Plaintiff Atty: Linda L. Marshall, 3 Monroe Pike, Suite P, Lake Oswego, OR 97035

v.	Status: Demand made on HealthMont through summons (jury trial requested)

vi.	Claim: $38,423.07 plus legal fees

vii.	HealthMont Attorney: Caroline R. Guest, Davis, Wright Tremaine, 1300 SW Fifth Ave., Portland, OR 97201

2.	Pat Rice

i.	Incident Occurrence Date: 8/3/01

ii.	Incident Report Date: 8/31/01

iii.	Description: Employee (night shift charge nurse) defied physician orders for a patient admitted and when reprimanded became very upset. Employee was diagnosed with manic, paranoid behavior by staff psychiatrist. Employee was subsequently terminated.

iv.	Plaintiff Atty: Oregon Bureau Labor & Ind., 800 NE Oregon Street #32, Portland, OR 97232

v.	Status: Precautionary file established

vi.	Claim: None to date

	Sep-02	Oct-02	Nov-02	Dec-02	Jan-03	Feb-03	Mar-03	Apr-03	May-03	Jun-03	Jul-03	Aug-03	Sep-03	Oct-03
HealthMont Payment Guarantees:
Dolly
RJ Young (copiers)	1,447	1,447	1,447	1,447	1,447	1,447	1,447	1,447	1,447	1,447	1,447	1,447	1,447	1,447
Comdisco
CT	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446
R&F	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788
IBM AS400 lease	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693
Woodland Park Hospital (Portland)
RJ Young (copiers)	3,348	3,348	3,348	3,348	3,348	3,348	3,348	3,348	3,348	3,348	3,348	3,348	3,348	3,348
IBM AS400 lease	3,032	3,032	3,032	3,032	3,032	3,032	3,032	3,032	3,032	3,032	3,032	3,032	3,032	3,032
Linvatec	2,411	2,411	2,411	2,411	2,411	2,411	2,411	2,411	2,411	2,411	2,411	2,411	2,411	2,411
Eastmoreland Hospital (Portland)
RJ Young (copiers)	1,767	1,767	1,767	1,767	1,767	1,767	1,767	1,767	1,767	1,767	1,767	1,767	1,767	1,767
Comdisco
Ultrasound	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548
MRI	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248
CT	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482
Monthly Total	59,210	59,210	59,210	59,210	59,210	59,210	59,210	59,210	59,210	59,210	59,210	59,210	59,210	59,210
Cumulative Total	2,549,813	2,490,603	2,431,393	2,372,183	2,312,973	2,253,763	2,194,553	2,135,343	2,076,133	2,016,923	1,957,712	1,898,502	1,839,292	1,780,082
Woodland Park Hospital (Portland)
Hospital Lease (flat $500,000 guarantee for lease default on 20 plus year lease)
	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000
Total	3,049,813	2,990,603	2,931,393	2,872,183	2,812,973	2,753,763	2,694,553	2,635,343	2,576,133	2,516,923	2,457,712	2,398,502	2,339,292	2,280,082

	Nov-03	Dec-03	Jan-04	Feb-04	Mar-04	Apr-04	May-04	Jun-04	Jul-04	Aug-04	Sep-04	Oct-04	Nov-04	Dec-04	Jan-05	Feb-05	Mar-05	Apr-05
HealthMont Payment Guarantees:
Dolly
RJ Young (copiers)	1,447	1,447	1,447	1,447	1,447	1,447	1,447	1,447	1,447	1,447
Comdisco
CT	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446
R&F	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788
IBM AS400 lease	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693	1,693
Woodland Park Hospital (Portland)
RJ Young (copiers)	3,348	3,348	3,348	3,348	3,348	3,348	3,348	3,348	3,348	3,348
IBM AS400 lease
Linvatec	2,411
Eastmoreland Hospital (Portland)
RJ Young (copiers)	1,767	1,767	1,767	1,767	1,767	1,767	1,767	1,767	1,767	1,767
Comdisco
Ultrasound	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548
MRI	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248
CT	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482
Monthly Total	56,178	53,767	53,767	53,767	53,767	53,767	53,767	53,767	53,767	53,767	47,205	47,205	47,205	47,205	47,205	47,205	47,205	47,205
Cumulative Total	1,720,872	1,664,694	1,610,927	1,557,160	1,503,393	1,449,626	1,395,859	1,342,092	1,288,325	1,234,558	1,180,791	1,133,586	1,086,381	1,039,176	991,971	944,766	897,560	850,355
Woodland Park Hospital (Portland)
Hospital Lease (flat $500,000 guarantee for lease default on 20 plus year lease)
	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000
Total	2,220,872	2,164,694	2,110,927	2,057,160	2,003,393	1,949,626	1,895,859	1,842,092	1,788,325	1,734,558	1,680,791	1,633,586	1,586,381	1,539,176	1,491,971	1,444,766	1,397,560	1,350,355

	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	Apr-06	May-06	Jun-06	Jul-06	Aug-06	Sep-06	Oct-06
HealthMont Payment Guarantees:
Dolly
RJ Young (copiers)
Comdisco
CT	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446	7,446
R&F	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788	3,788
IBM AS400 lease	1,693	1,693	1,693	1,693
Woodland Park Hospital (Portland)
RJ Young (copiers)
IBM AS400 lease
Linvatec
Eastmoreland Hospital (Portland)
RJ Young (copiers)
Comdisco
Ultrasound	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548	1,548
MRI	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248	12,248
CT	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482	20,482
Monthly Total	47,205	47,205	47,205	47,205	45,512	45,512	45,512	45,512	45,512	45,512	45,512	43,964	43,964	43,964	20,482	20,482	20,482	20,482
Cumulative Total	803,150	755,945	708,740	661,535	614,330	568,818	523,306	477,794	432,282	386,770	341,258	295,746	251,782	207,819	163,855	143,373	122,891	102,409
Woodland Park Hospital (Portland)
Hospital Lease (flat $500,000 guarantee for lease default on 20 plus year lease)
	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000	500,000
Total	1,303,150	1,255,945	1,208,740	1,161,535	1,114,330	1,068,818	1,023,306	977,794	932,282	886,770	841,258	795,746	751,782	707,819	663,855	643,373	622,891	602,409

	Nov-06	Dec-06	Jan-07	Feb-07	Total	Will Remain	Working To remove
HealthMont Payment Guarantees:
Dolly					0
RJ Young (copiers)					34,728	34,728
Comdisco					0	0
CT					342,522	342,522
R&F					174,248	174,248
IBM AS400 lease					60,948	60,948
Woodland Park Hospital (Portland)
RJ Young (copiers)					80,352		80,352	Credit app being completed
IBM AS400 lease					42,448	42,448
Linvatec					36,166
Eastmoreland Hospital (Portland)
RJ Young (copiers)					42,408		42,408	Credit app being completed
Comdisco					0
Ultrasound					66,582		66,582	Working with GE-should hear back next week
MRI					563,390		563,390
CT	20,482	20,482	20,482	20,482	1,106,022		1,106,022
Monthly Total	20,482	20,482	20,482	20,482
Cumulative Total	81,928	61,446	40,964	20,482	2,549,813	654,894	1,858,754
Woodland Park Hospital (Portland)
Hospital Lease (flat $500,000 guarantee for lease default on 20 plus year lease)
	500,000	500,000	500,000	500,000	110,000 To get removed. Six weeks to get finalized.
Total	581,928	561,446	540,964	520,482

Section 3.10

Absence of Certain Changes

A.	Arrangements relating to the Divestco Disposition. (Sections 3.10(b)(i) and (ii))

B.	Draws under the Revolving Loan Agreement. (Section 3.10(b)(iv))

C.	The Company intends to take the actions disclosed in Section 5.1 of the Company Disclosure Schedule.

D.	The Company has entered into a Settlement Agreement with GKPS, dated as of August 20, 2002, and certain related agreements (the “GKPS Settlement Agreements”) settling certain disputes related to the acquisition by GKPS of the stock of certain of the Company’s subsidiaries. As part of that settlement, the Company released certain claims against GKPS, relinquished its rights to certain property tax refunds and cancelled a promissory note from GKPS in the original principal amount of $600,000, all as described more particularly in the GKPS Settlement Agreements. (Sections 3.10(b)(iv) and (vii))

E.	The Company has entered into a Lease Termination Agreement (the “Lease Termination Agreement”) with The Dover Centre LLC (the “Lessor”), dated as of August 27, 2002, terminating the lease of the Company’s corporate offices located at 113 Seaboard Lane, Franklin, Williamson County, Tennessee, Suite C-200 in Building C of Phase I of the Dover Centre. Pursuant to the Lease Termination Agreement, the Company must pay Lessor $275,000. In connection with the Lease Termination Agreement, the Company has closed its corporate offices and sold certain office furniture and other equipment. (Section 3.10(b)(x))

F.	The Company has entered into Separation and Settlement Agreements (the “Separation and Settlement Agreements”) with the former employees listed below, which agreements require the payment of severance in the amounts set forth opposite their names (Section 3.10(b)(iii)):

Name	Title	Severance
Corporate Severance
Ingram, David	VP	$28,739
Price, Ann	M	$14,312
Hunt, Jeanette	AA	$1,594
McCarthy, Jane	AA	$2,160
Reed, Shari	AA	$9,000

G.	The Company entered into a letter agreement (the “NAHC Settlement Agreement”) with New American Healthcare Corporation (“NAHC”) settling certain claims of the Company against NAHC stemming from the Company’s acquisition of certain hospitals from NAHC in August 2000. (Section 3.10(b)(xv))

H.	The Company amended that certain letter agreement (the “Overline Loan Agreement”), dated as of January 17, 2002, between the Company and certain subsidiaries, on the one hand, and Heller, on the other hand, generally extending the maturity date of the overline loan referenced therein (the “Overline Loan”) from August 31, 2002 to August 31, 2003. Any reference in this Company Disclosure Schedule to the Heller Loan Documents shall be deemed to include the Overline Loan Agreement. (Section 3.10(b)(x))

I.	The Company has entered into a Letter of Credit Reimbursement Agreement (the “Letter of Credit Reimbursement Agreement”), dated as of August , 2002, with Timothy S. Hill, E. Thomas Chaney, Chicago Private Investments, Inc., Gene E. Burleson and Richard E. Ragsdale (collectively, the “Lending Directors”), on the other hand, relating to the reimbursement of the Lending Directors in the event the letters of credit maintained by the Lending Directors that secure the Overline Loan are drawn upon. Such reimbursement is to be in the form of Shares, as more fully described in the agreement. (Section 3.10(b)(xiii))

J.	The Company has entered into a Separation Agreement and General Release, dated as of , 2001, with Gene Wright (the “Wright Separation Agreement”) pursuant to which the Company redeemed from Mr. Wright a total of 450,670 Shares in consideration for, among other things, the forgiveness of certain loans from the Company. (Sections 3.10(b)(vii) and (xiii))

K.	The Company has entered into a Separation Agreement and General Release, dated as of June 24, 2002, with Gary Tharpe (the “Tharpe Separation Agreement”) pursuant to which the Company redeemed from Mr. Tharpe a total of 42,016 Shares. (Sections 3.10(b)(vii) and (xiii))

L.	The Company has entered into a Separation Agreement and General Release, dated as of July 15, 2002, with Jerry Christine (the “Christine Separation Agreement”). (Sections 3.10(b)(vii) and (xiii))

M.	The Company entered into that certain Amendment No. 4 to Mortgage Loan Agreement (the “Mortgage Loan Agreement”), dated as of March 31, 2002, between the Company and certain subsidiaries, on the one hand, and Heller, on the other hand, generally making certain modifications to certain financial covenant provisions in the Mortgage Loan Agreement. Any reference herein to the Heller Loan Documents is deemed to include this amendment. (Section 3.10(b)(x))

N.	The Company has entered into that certain Founders Stock Redemption Agreement (the “Founders Stock Redemption Agreement”), dated as of , 2002, between the Company, on the one hand, and certain founding shareholders of the Company, on the other hand, pursuant to which the Company will redeem certain shares held by such shareholders prior to the Closing. (Sections 3.10(b)(i) and (ii))

O.	The Company intends to make an election under Section 338(h)(10) of the Internal Revenue Code of 1986, as amended, with respect to the transactions effected pursuant to the GKPS Agreements. (Sections 3.10(b)(xvii))

Section 3.11

Litigation

A.	Adel

1.	The Georgia Department of Community Health has alleged Medicaid overpayments of approximately $106,000 relating to periods during which the hospital was owned by New American Healthcare Corporation. The Company is no longer challenging this claim and has been reimbursed the amount of the overpayments pursuant to the NAHC Settlement Agreement.

2.	See attached.

B.	Callaway

See attached.

C.	Dolly Vinsant

See attached.

D.	Other

See Section 3.9.E. of this Company Disclosure Schedule.

HEALTHMONT, INC.

Month End: 10/08/2002

ACTIVE/THREATENED/POTENTIAL LIGITATION-MASTER LIST

Hospital	Case Name	Incident Occurred	Incident Reported	Description	Legal Action By Potential Plaintiff	HealthMont Attorney	Potential Plaintiff Request	Current Status

Dolly		3/14/01	5/21/01	25 y/o female admitted for chronic cholecystitis. Patient subsequently underwent laparascopic surgery & open choledochoduodenostmy with anastomosis. Patient had transsection of common bile duct.	Kent Buckingham Buckingham Law Firm 1707 West Wall Street Midland, TX 79701 915-570-1919	St. Paul notified	None to date	Precautionary file established

Adel		03/26/01	06/07.01	Patient admitted to ER due to auto accident. Patient received a chest Tube before being life-flighted to another facility. He complained that His wallet was missing with $4,300. Sheriff’s office said the wife had The wallet. Later the family said there was the money missing along with A necklace and two rings. Two months later hospital received letter From atty stating the patient’s chest tube was installed incorrectly.	Faye Edmondson Harrison & Edmondson, LLC 125 W. Columbus Street Dadeville, AL 36853	St. Paul notified	$4,300 and jewelry	Precautionary file established

		09/29/01	02/05/02	Patient born in hospital 9/29/01 then transferred to Phoebe? Patient was seen again on 10/31/01 and again on 11/22/01. Dr. Rubio Stated that patient is deceased but does not have any information. Patient was not brought to Adel. Hospital has received a request For medical records.	Langdale, Vallotton, Linahan & Wetherington 1007 N. Patterson St. Valdosta, GA 31603-1571	St. Paul notified	No request to date	Precautionary file established

		03/17/02	03/19/02	Two year old treated in ER on morning of 3/17/02 for fever, Nausea, vomiting & loss of appetite and discharged home. Evening 3/17/02 ambulance brought child in code with Diagnosis of cardiorespiratory arrest, etiology unclear, child Deceased. Child also seen in ER 4 days prior with diagnosis Of influenza. Autopsy being performed. Medical records requested.	Fulp &Holt 207 E. Gordon Street P.O. Box 1571 Valdosta, GA 31603-1571	St. Paul notified	No request to date	Precautionary file established

		01/30/01	08/28/02	Patient brought to ER via EMS with diagnosis of Retroperitoneal hematoma, acute blood loss anemia. Patient transferred to South GA Med Ctr then expired.	Gregory, Christy & Maniklal 708 16th Ave E Cordelle, GA 31015 229-273-7150	St. Paul notified	Copy of Medical Records	Precautionary file established

		11/07/00	08/03/02	Patient to emergency room via EMS in full arrest. Entire record sent to Potential Plaintiff.	Robins, Laplan, Milder & Ciresi, L.L.P. One Atlanta Plaza 950 East Paces Ferry Road N.E. Atlanta, GA	St. Paul notified 08/30/2002	Copy of Medical Records	Precautionary file established

		02/07/02	10/04/02	Patient seen in ER on 2/07/02 and claims she stumbled on steps in MRI unit Three days ago complaining of swollen right foot with redness to big toe.	M. Stan Ballew PO Drawer 1188 Tifton, GA 31793	St. Paul notified 10/04/02	Copy of Medical Records	Precautionary file established

Callaway		03/29/01	04/04/01	Patient reesented to ER with abdominal pain and subsequently died as a Result of a ruptured ectopic pregnancy.	Padberg Law Firm 1010 Market Street Suite 650 St. Louis, MO 63101 314-621-2900	St. Paul notified	Husband of deceased stated that he would be suing the hospital regarding the hospital care.	Notification of suit served on 4/3/02

		06/05/01	07/11/02	Patient admitted for a bowel obstruction, experienced complications Following surgery and was transferred to another hospital. On 6/27/01 she expired.	Robert E. Keaney Jerome J. Duff & Assoc. Inc. 1015 Locust Street, Suite 605 St. Louis, MO 63101-1322 314-621-3833	St. Paul notified	No request to date	Precautionary file established.

Section 3.12

Employee Benefit Plans

A.	Employees at Adel, Georgia may purchase certain types of supplemental medical policies, and upon separation from service have the right to retain those policies. (Section 3.12(f))

B.	Each of the hospitals provides medical and dental coverage to its employees through welfare plans that are self-funded. The plans are administered by Employee Benefits Services. They maintain reinsurance generally for claims in excess of $50,000 through American National Insurance Company/CCH. (Section 3.12(g))

Section 3.12(l)

None

Section 3.14

Environmental Laws

None, other than as stated in the following Phase I and Phase II reports previously furnished to Parent:

A.	Phase I Environmental Site Assessment for Dolly Vinsant Memorial Hospital dated June 26, 2000.

B.	Phase I Environmental Site Assessment for Memorial Hospital of Adel dated June 26, 2000.

C.	Report of Phase I Environmental Site Assessment for Callaway Community Hospital dated December 5, 2000.

D.	Report of Limited Phase II Environmental Site Assessment for Callaway Community Hospital dated December 5, 2000.

Section 3.17

Employees

GENERAL LIST

HealthMont, Inc. Corporate Office Employees as of 04/01/02

“Confidential portion of material has been omitted and filed separately with the SEC”

HealthMont, Inc.

Board of Directors

Annual Consulting Compensation Amounts

Board Member	Annual Compensation
Kay L. Brown	$15,000.00
Gene E. Burleson	$15,000.00
E. Thomas Chaney	$49,000.00
Jay M. Haft	$15,000.00
Joel S. Kanter	$15,000.00
Richard E. Ragsdale	$44,000.00
Arlen B. Reynolds	$15,000.00

Total	$168,000.00

“Confidential portion of material has been omitted and filed separately with the SEC”

Section 3.19

Interested Party Transactions

Section 3.19(a)

A.	On August 31, 2000, the Company made a loan to Tim Hill in the original principal amount of $ 89,000. Loan will be repaid at or prior to Closing, in the form of the Company shares as set forth in that certain Non-Competition Agreement and General Release, dated October , 2002, between Tim Hill and the Company.

B.	The Company has entered into the Director Consulting Agreements.

C.	The Company intends to effect the Divestco Disposition.

D.	The Company has entered into the Letter of Credit Reimbursement Agreement.

Section 3.19(b)

None

Section 3.19(c)

None

Section 3.20

Contracts

Section 3.20(a)

A.	General Agreements

1.	Amended and Restated Employment Agreement, dated as of February 1, 2002, between the Company and Timothy S. Hill.

2.	Wright Separation Agreement.

3.	Tharpe Separation Agreement.

4.	Shareholders’ Agreement.

5.	Heller Loan Documents.

6.	Asset Purchase Agreement, dated as of August 31, 2000, among the Company, on the one hand, and NAHC and certain of its subsidiaries, on the other hand, and certain agreements related thereto (the “NAHC Agreements”).

7.	Stock Purchase Agreement, dated as of February 28, 2002, between the Company and GKPS, and certain agreements related thereto (the “GKPS Agreements”).

8.	Agreement between the Company and Healthcare Management Systems, Inc. (software license)

9.	End of Lease Supplement, dated September 6, 2001, between the Company and IBM Credit Corporation, amending that certain Term Lease Master Agreement, dated April 27, 1998, and Quicklease Agreement, dated October 20, 1998, between New American Healthcare Corporation (computer hardware lease)

•	Recurring Amounts Due: See End of Lease Supplement for schedule of monthly payments.

10.	Agreement between the Company and Hospital Resource Management, L.C. (chargemaster maintenance)

•	Dated: November 7, 2001
•	Amended: May 3, 2002
•	Recurring Amounts Due: $4,500 per month

11.	Agreement between the Company and LBMC Healthcare Group (reimbursement services)

12.	Agreement between the Company and MSLI, GP (license for Microsoft software)

13.	Lease Agreement between the Company and The Dover Centre, LLC (office lease). This Lease Agreement was terminated, generally effective as of September 15, 2002, pursuant to the Lease Termination Agreement.

14.	Agreement between the Company and Minnesota Mining and Manufacturing Company (coding software license)

15.	Agreement between the Company and R.J. Young Leasing (copiers at the Company facilities, including the Hospitals)

16.	Agreement between the Company and SSI Group Inc. (software license)

17.	Property Tax Consulting Agreement with the Company:

•	Dated: October 26, 2001
•	Name: Easley, McCaleb & Associates, Inc.
•	Services: Property Tax Consultants
•	Rate of Compensation: $1,250 flat fee per hospital/$10 per bed

18.	Comdisco Lease Agreement

19.	Agreement between the Company and MCI WorldCom Communications, Inc. (telecommunications/internet services)

20.	Agreement between the Company and Broadline (group purchasing agreement)

21.	LinvaTec Leases

22.	GKPS Settlement Agreements

23.	Lease Termination Agreement

24.	Separation and Settlement Agreements

25.	NAHC Settlement Agreement

26.	Letter of Credit Reimbursement Agreement

27.	Christine Separation Agreement

28.	Service Agreement between the Company and Cambridge Integrated Services Group, Incorporated (claims management)

•	Dated: October 1, 2002
•	Termination Date: September 30, 2003

29.	Services Agreement between the Company and David B. Ingram (information services)

•	Dated: September 23, 2002
•	Termination Date: December 31, 2002

30.	Founders Stock Redemption Agreement.

B.	Agreements Related to Adel

1.	Lease Agreement between the Company and Lucy Acree (lease of annex on North Hutchinson)

•	Commencement Date: October 30, 1998
•	Termination Date: October 31, 2005
•	Recurring Amounts Due: $1,800 per month as of November 1, 2000 (subject to annual increases)

2.	Following month-to-month lease agreements related to leases of the real property described in subparagraphs 3 through 7 of Section 3.24A of the Company Disclosure Schedule:

(a)	Home Health Building located at 1905 South Hutchinson, Adel, Georgia
•	Commencement Date: November 1, 1998
•	Recurring Amount Due: $1,250 per month

(b)	Medical Record Storage Building located at 100 Memorial Drive
•	Commencement Date: June 7, 1999
•	Recurring Amount Due: $600 per month

(c)	Surgeon’s Office located at 901 N. Parrish, Adel Georgia

•	Commencement Date: July 1, 2000
•	Recurring Amount Due: $500 per month

(d)	Memorial Hospital Annex located at 8098 N. Hutchinson, Adel, Georgia
•	Commencement Date: June 15, 2000
•	Recurring Amount Due: $500 per month

3.	Equipment Lease between HealthMont of Georgia, Inc. and Acuson Corporation

•	Signing Date: October 17, 2000, by Company; May 16, 2001, by Acuson
•	Termination Date: 60 months commencing on Term Commencement Date (undefined)
•	Recurring Amounts Due: $4,266.97 per month

4.	Magnetic Resonance Imaging Shared Service Agreement between HealthMont of Georgia, Inc. and Diversified Imaging Services, Inc. (MRI Services)

•	Commencement Date: November 1, 2000
•	Termination Date: November 1, 2002, renewable for one successive one-year period
•	Recurring Amounts Due: See Fee Schedule, Section 15

5.	Agreement between HealthMont of Georgia, Inc. and Dowling Enterprises (preventive maintenance for hospital systems)

•	Commencement Date: October 1, 2000
•	Termination Date: September 30, 2001
•	Recurring Amounts Due: $900 per month
•	Addendum I: October 19, 2000
•	Addendum II: October 19, 2000

6.	Agreement between HealthMont of Georgia, Inc. and Morrison Management Specialists, Inc. (food services)

•	Commencement Date: September 1, 2000
•	Termination Date: Renewable for one-year periods
•	Recurring Amounts Due: Regular Monthly Billing, including management fee, pursuant to Article 2
•	Amendment: August 1, 2002

7.	Master Rental and License Agreement between HealthMont of Georgia, Inc. and Pyxis Corporation

•	Dated: May 1, 2001
•	Termination Date: 60 months from April 1, 2001
•	Recurring Amounts Due: $2,844 per month

8.	Physician Recruitment Agreement

•	Dated: July 26, 2001
•	Name: Kent Biehler, DPM
•	Position: Podiatrist
•	Rate of Compensation: Income guarantee based on gross receipts of [****] per year, which amount is split with hospital in Nashville, Georgia
•	Termination Date: September 30, 2004
•	Addendum: July 26, 2001

9.	Managed Care Contract between Memorial Hospital of Adel, Inc. and Blue Cross and Blue Shield of Georgia, Inc.

•	Dated: May 15, 1997
•	Termination Date: Renewable one-year terms
•	Amendment: April 5, 2002

10.	Professional Services Agreement

•	Dated: March 19, 1997
•	Name: Thomas Fausett, M.D.
•	Position: Family Practice
•	Rate of Compensation: Provides for payments based on physician’s net revenue
•	Termination Date: June 30, 2001 (loan forgiveness period extends for as long as physician working at hospital)

11.	Physician Assistance Agreement

•	Dated: October 11, 1999
•	Name: Fred H. Fritzsche, Jr., M.D.
•	Position: Family Practice
•	Rate of Compensation: Income guarantee based on net receipts of [****] per year
•	Termination Date: August 1, 2003 (by letter dated 12/13/01, it looks like he may have wanted to repudiate the contract)

[****] Confidential portion of material has been omitted and filed separately with the SEC.

12.	Lease Agreement between the Company and GE Capital Healthcare Financial Services (lease of GEGS Millennium MPS)

•	Commencement Date: March 19, 2002
•	Termination Date: 60 months from Commencement Date
•	Recurring Amount Due: $3,713.50 per month plus tax

13.	Lease Agreement between the Company and GE Healthcare Financial Services (lease of GE Sanographic 800T)

•	Commencement Date: March 19, 2002
•	Termination Date: 60 months from Commencement Date
•	Recurring Amount Due: $1,216.08 per month plus tax

14.	Exclusive Professional Services Agreement

•	Dated: October 1, 2001
•	Name: General Anesthesia Services, LLC
•	Services: Anesthesia Services
•	Rate of Compensation: [****] per year
•	Termination Date: September 30, 2004

15.	Physician Recruitment Agreement

•	Dated: July 25, 2001
•	Name: Mary R. Howell, M.D.
•	Position: Obstetrician and Gynecologist
•	Rate of Compensation: Income guarantee based on gross receipts of [****] per year to be split with hospital in Nashville, Georgia (60% to be paid by Adel)
•	Termination Date: September 30, 2002 (provides for two-year forgiveness of loan period up to September 30, 2004)

16.	Mobile MRI Services Agreement

•	Dated: August 14, 2002
•	Name: Shared Imaging
•	Commencement Date: November 2002
•	Termination Date: 12 months following Commencement Date
•	Recurring Amounts Due: See Exhibit A, page 1

17.	Cooperating Provider Network Hospital Cooperating Provider Agreement between Memorial Hospital of Adel and America’s Health Plan, Inc., dated July 1, 1997.

[****] Confidential portion of material has been omitted and filed separately with the SEC.

18.	Health Care Provider Network Agreement Hospital – National between BCE Emergis Corporation and Memorial Hospital of Adel, dated August 1, 2002.

19.	Master Preferred Provider Network Hospital Agreement between Beech Street Corporation and Memorial Hospital of Adel, Inc., dated January 27, 1997.

20.	Facility Contract between Community Care Network, Inc. and Memorial Hospital of Adel, Inc., dated December 10, 1997.

21.	Hospital Participation Agreement between the State of Georgia, Department of Community Health, Division of Public Employee Health Benefits and Memorial Hospital of Adel, dated January 1, 2000.

22.	Agreement between CompFirst, Inc. and Memorial Hospital of Adel, Inc., dated August 21, 1997.

23.	Hospital Contract between First Health Group Corp., acting in its capacity as owner and operator of The First Health® Network and Memorial Hospital of Adel, dated March 2, 1999, and amended on March 2, 1999, March 10, 1999, and June 12, 2000.

24.	Hospital Participation Agreement, State of Georgia, between FOCUS Healthcare Management, Inc. and Memorial Hospital of Adel, Inc., dated January 16, 1998.

25.	Hospital Participation Agreement for the State of Georgia Department of Community Health (DCH) between Memorial Hospital of Adel, Inc. and Georgia 1st, Inc., dated April 4, 2000.

26.	Hospital Agreement between Memorial Hospital of Adel and Humana Military Healthcare Services, Inc., dated September 29, 1998.

27.	PPO Participating Facility Agreement between MultiPlan, Inc. and Memorial Hospital of Adel, dated May 2, 1995.

28.	Network Facility Agreement between National Provider Network, Incorporated and Memorial Hospital, dated July 13, 1999.

29.	PPO Hospital Participation Agreement between Principal Health Care of Georgia, Inc. and Memorial Hospital of Adel, dated March 1, 1998.

30.	Provider Agreement between Memorial Hospital of Adel and Provider Networks of America, Inc., dated April 4, 1997.

31.	Affiliate Hospital Participation Agreement between South Georgia Health Partners, L.L.C. and Memorial Hospital of Adel, dated September 17, 2001.

32.	Hospital Agreement between SpecialNet, Inc. and Memorial Hospital of Adel, dated March 1, 1998.

33.	Participating Hospital Agreement between UNICARE Life & Health Insurance Company and Memorial Hospital of Adel, dated September 25, 1998.

34.	Health Care Service Facility Agreement between Memorial Hospital of Adel and USA Managed Care Organization, Inc., dated August 26, 1997.

C.	Agreements Related to Callaway

1.	Managed Care Contract between HealthMont of Missouri, Inc. and Dana Corporation d/b/a American Health Group, dated October 1, 2001.

2.	Managed Care Contract between Callaway Community Hospital and Right Choice Managed Care, Inc. (Blue Cross/Blue Shield), dated February 10, 2000.

3.	Managed Care Contract between HealthMont of Missouri, Inc. and Beech Street Corporation, dated February 1, 2001.

4.	Agreement between HealthMont of Missouri, Inc. and Chem/Aqua (water quality assurance program)

•	Commencement Date: January 4, 2002
•	Termination Date: January 3, 2003
•	Recurring Amount Due: $716.45 per month plus taxes and freight

5.	Managed Care Agreement between HealthMont of Missouri, Inc. and Health Value Management, Inc.

6.	Managed Care Contract between HealthMont of Missouri, Inc. and Cigna HealthCare of St. Louis, Inc., dated October 1, 2001.

7.	Managed Care Contract between HealthMont of Missouri, Inc. and CorVel Corporation, dated May 31, 2001.

8.	Physical Therapy Agreement

•	Dated: March 1, 2002
•	Termination Date: March 1, 2005
•	Name: Critchfield Physical Therapy, P.C.
•	Services: Physical Therapy
•	Rate of Compensation: [****] per outpatient and [****] per inpatient

9.	Agreement between HealthMont of Missouri, Inc. and Specialized Imaging Services, Inc. (nuclear medicine equipment rental)

•	Dated: February 1, 2002
•	Termination Date: February 1, 2005
•	Recurring Amount Due: $2,700 per month

10.	Emergency Services Agreement

•	Dated: September 26, 2001
•	Termination Date: One-year renewable terms
•	Name: ECS of Missouri, Inc.
•	Services: Emergency Services
•	Rate of Compensation: Approximately [****] annually

11.	Physician Employment Agreement

•	Dated: January 24, 2002
•	Name: Ghassan H. Elkadi, M.D.
•	Position: Internal Medicine Physician
•	Rate of Compensation: Base rate of [****], plus bonus award
•	Termination Date: (three years from commencement date which was based on the approval of, or entry into U.S. in, H-1B status and receipt of J-1 visa waiver)

12.	Agreement between HealthMont of Missouri, Inc. and George D. Groce, M.D. and Jane L. Groce (lease for hospital space)

•	Commencement Date: January 1, 2001
•	Termination Date: January 1, 2002
•	Recurring Amount Due: [****] per month

[****] Confidential portion of material has been omitted and filed separately with the SEC.

13.	Managed Care Agreement between HealthMont of Missouri, Inc. and HealthCare and USA of Missouri, LLC

•	Dated: April 1, 1996
•	Amendment Number 1: March 5, 1996
•	Amendment Number 2: December 1, 2001

14.	Managed Care Agreement between HealthMont of Missouri, Inc. and HealthLink HMO, Inc., dated August 1, 2001.

15.	Managed Care Contract between HealthMont of Missouri, Inc. and HealthLink, Inc., dated August 1, 2001.

16.	Managed Care Contract between HealthMont of Missouri, Inc. and Humana Kansas City, Inc. and Humana Insurance Company, dated September 12, 2001.

17.	Childbirth Instruction Agreement

•	Dated: March 20, 2002
•	Name: Lori Johnson
•	Services: Pre-Natal Classes
•	Rate of Compensation: [****] per 6-week session
•	Termination Date: Term is for six 6-week sessions

18.	Physical Therapy Agreement

•	Dated: January 1, 2001
•	Name: Daniel L. Kuebler
•	Services: Home Health Physical Therapy
•	Rate of Compensation: [****] per visit and $0.30 per mile
•	Termination Date: Originally January 1, 2002 with renewable one-year terms

19.	Agreement for Biological Specimen Collection

•	Dated: February 26, 2002
•	Termination Date: None; can be terminated by either party with 30 days’ notice
•	Name: LabOne
•	Services: Biological specimen Collection

[****] Confidential portion of material has been omitted and filed separately with the SEC.

20.	Professional Services Agreement

•	Dated: January 1, 2001
•	Name: Professional Associates, LLC
•	Services: Home Health Medical Social Services
•	Rate of Compensation: [****] per visit and $0.31 per mile
•	Expiration Date: Originally January 1, 2002 with one-year renewable terms

21.	Consulting Agreement

•	Dated: April 9, 2001
•	Name: Midwest Radiation Safety Consultants
•	Services: Nuclear Medicine Consulting
•	Rate of Compensation: [****] per quarter
•	Termination Date: April 9, 2002 with renewable one-year terms

22.	Managed Care Contract between HealthMont of Missouri, Inc. and Missouri Care Health Plan, dated April 1, 2002.

23.	Managed Care Agreement between HealthMont of Missouri, Inc. and Multiplan, Inc.

24.	Managed Care Agreement between HealthMont of Missouri, Inc. and One Health Plan of Kansas Missouri, Inc., dated December 5, 2001.

25.	Pharmacy Services Agreement

•	Dated: May 16, 2002
•	Name: PharmaSource Healthcare, Inc.
•	Services: Operation and Management of Hospital Pharmacy Department
•	Rate of Compensation: [****] per month and 127% of actual salary costs
•	Termination Date: May 7, 2004 with renewable two-year terms

26.	Managed Care Contract between HealthMont of Missouri, Inc. and ppoNEXT, Inc., dated December 1, 2001.

27.	Managed Care Contract between HealthMont of Missouri, Inc. and Private Healthcare Systems, Inc., dated April 26, 2001.

28.	Rapid Response Testing and Specimen Collection Agreement

•	Dated: May 30, 2001

2.	Managed Care agreement between HealthMont of Texas I, LLC and AmCare Health Plans of Texas, Inc., dated April 1, 2002.

3.	Agreement between HealthMont of Texas I, LLC and AES NewEnergy, Inc. (retail electric services)

•	Dated: January 3, 2002
•	Termination Date: February 2003
•	Recurring Amounts Due: Based on monthly utility usage

4.	Professional Services Agreement

•	Dated: April 17, 2001
•	Name: A.S.A.P. Nursing Agency, LLC
•	Services: Nursing Services

[****] Confidential portion of material has been omitted and filed separately with the SEC.

•	Name: Quest Diagnostics Inc.
•	Services: Rapid response testing and specimen collection
•	Rate of Compensation: Attachment 1 lists payment terms for various testing
•	Termination Date: May 30, 2002

29.	Sleep Disorder Testing Agreement

•	Dated: April 1, 2002
•	Name: WH Somnography Sleep Disorder Labs
•	Services: Provide in-hospital sleep disorder testing
•	Rate of Compensation: Dependent on healthcare plan of patient
•	Termination Date: April 30, 2004

30.	Managed Care Contract between HealthMont of Missouri, Inc. and UnitedHealthcare of the Midwest, Inc., dated September 15, 2001.

31.	Managed Care Contract between HealthMont of Missouri, Inc. and USA Managed Care Organization, Inc.

•	Dated: September 2, 1997
•	Termination Date: Renewable one-year terms

32.	Agreement for Medical and Related Services between HealthMont of Missouri, Inc. doing business as Callaway Community Hospital and Fulton State Hospital, dated March 27, 2001.

33.	Hospital Participation Agreement between Group Health Plan, Inc. and Callaway Community Hospital, dated June 19, 1997, and amended April 8, 1998.

34.	Hospital Contract between Affordable Health Care Concepts and Callaway Community Hospital, dated July 22, 1993.

35.	Nurse Practitioner Recruitment Agreement, dated September 16, 2002, between HealthMont of Missouri, Inc. and Barbara Lynne Sanchez.

D.	Agreements Related to Dolly Vinsant

1.	Agreement between HealthMont of Texas I, LLC and Alcon Laboratories (equipment lease for Phaco Machine)

•	Commencement Date: February 2002
•	Termination Date: February 2005
•	Recurring Amounts Due: $394.06 per month

•	Rate of Compensation: Rate solicited under Section 3 of Agreement
•	Termination Date: April 17, 2003

5.	Agreement between HealthMont of Texas I, LLC and Beckman Coulter (lease of laboratory equipment)

•	Dated: February 28, 2002
•	Termination Date: February 28, 2007
•	Recurring Amounts Due: Approximately $10,800 per month

6.	Physician Recruitment Agreement

•	Date: January 14, 2002
•	Name: Alejandro Biglione
•	Position: Internal Medicine Physician
•	Rate of Compensation: Income guarantee based on gross receipts of [****] per month
•	Termination Date: December 2, 2003 but loan forgiveness period continues until December 2, 2005

7.	Managed Care Agreement between NAHC II of Texas, Inc. and USA Managed Care Organization, Inc. (children’s health insurance program—“CHIP”)

8.	Emergency Services Agreement

•	Commencement Date: November 1, 1998
•	Name: Emergency Care Specialists of Texas, P.A.
•	Services: Emergency medical services
•	Rate of Compensation: [****] per month
•	Termination Date: Original termination date October 31, 2001

[****] Confidential portion of material has been omitted and filed separately with the SEC.

•	Amended: September 1, 2000

9.	Managed Care Agreement between HealthMont of Texas I, LLC and Health Value Management, Inc.

10.	Nursing Services Agreement

•	Dated: February 15, 2001
•	Name: Intensivo Nursing Service, Inc.
•	Services: Nursing staff coverage
•	Rate of Compensation: Rate schedule on Exhibit A of Agreement
•	Termination Date: Originally February 15, 2002

11.	Physician Recruitment Agreement

•	Dated: June 6, 2001
•	Name: Arnulfo Izquierdo, D.O.
•	Position: Family Medicine Practitioner
•	Rate of Compensation: Income guarantee based on gross receipts of [****] per month
•	Termination Date: Original term ends August 12, 2002 and forgiveness of loan period ends August 12, 2005

12.	Medical Staffing Agreement

•	Commencement Date: May 17, 2001
•	Name: Medical Staffing Network, Inc.
•	Services: Nurse staffing services
•	Rate of Compensation: Rates on last page of agreement
•	Termination Date: Original term ends May 16, 2002 unless renewed

13.	Managed Care Agreement between HealthMont of Texas I, LLC and Private Healthcare Systems, Inc., dated November 5, 2001.

14.	Administrative Services Agreement

•	Dated: November 17, 1999
•	Name: Special Care Hospital Management Corporation
•	Services: Inpatient emergency medical/surgical detoxification services and chemical dependency education
•	Rate of Compensation: [****] per month
•	Termination Date: Original termination date September 1, 2002 with renewable one-year terms

[****]  Confidential portion of material has been omitted and filed separately with the SEC.

15.	Managed Care Contract between HealthMont of Texas I, LLC and Texas Department of Health

16.	Managed Care Contract between HealthMont of Texas I, LLC and Texas Rehabilitation Commission, dated October 20, 1996.

17.	Managed Care Contract between HealthMont of Texas I, LLC and Texas True Choice, Inc./Ethix Southwest, Inc., dated August 7, 2001.

18.	Managed Care Contract between HealthMont of Texas I, LLC and UnitedHealthcare of Texas, Inc., UnitedHealthcare Insurance Company, United Healthcare Services, Inc. and United Health Networks, Inc.

19.	Managed Care Contract between HealthMont of Texas I, LLC and UP & UP Health Services, dated May 1, 1996.

20.	Agreement between HealthMont of Texas I, LLC and The Scope Exchange, Inc. (lease of GI equipment)

•	Commencement Date: January 24, 2002
•	Termination Date: January 24, 2005
•	Recurring Amount Due: $2,400 per month

21.	Agreement between HealthMont of Texas I, LLC and Regions Financial Corporation (master equipment lease for telephone system)

22.	Purchase/Service Agreement between HealthMont of Texas I, LLC and AVAYA Communication (purchase of telephone system)

23.	Term promissory note from Petros Chapanos, M.D. in the original principal amount of $55,000, maturity date: January 1, 2007

24.	Term promissory note from Prasad Movva, M.D. in the original principal amount of $25,000, maturity date: February 1, 2005

25.	Term promissory note from Jody M. Griswold, D.O. in the original principal amount of $50,000; maturity date: March 1, 2005

26.	Managed Care Agreement with South Texas Veterans Health Care System.

27.	Managed Care Agreement with USC Health Services, dated May 1, 1998.

28.	Managed Care Agreement with Unicare Life and Health Insurance Company, dated July 28, 1998.

29.	Managed Care Agreement with Texas Municipal League Group Benefits Risk Pool/TML Intergovernmental Employee Benefits Pool, dated July 28, 1998.

30.	Managed Care Agreement with ProAmerica Managed Care Inc., dated July 1, 1994 and amended July 17, 1999.

31.	Managed Care Agreement with Preferred Health Network Inc., dated June 1, 1993 and amended April 12, 1993.

32.	Managed Care Agreement with PHP Healthcare corporation dated October 15, 1997.

33.	Managed Care Agreement with Newton Healthcare Network LLC.

34.	Managed Care Agreement with MultiPlan Inc., dated March 1, 1993.

35.	Managed Care Agreement with National Healthcare Alliance Inc., dated June 1, 1994.

36.	Managed Care Agreement with MedicalControl Network Solutions, Inc., dated June 1, 1999.

37.	Managed Care Agreement with MedCorp. Southwest, Inc., dated May 1, 1993.

38.	Managed Care Agreement with Med-Care Advantage Corp., dated December 15, 1995.

39.	Managed Care Agreement with HealthSmart Preferred Care, Inc., dated April 10, 2000.

40.	Managed Care Agreement with Health Strategies, Inc., dated January 1, 1994.

41.	Managed Care Agreement with Guardian Resources, Inc., dated August 1, 1998.

42.	Managed Care Agreement with BCBSTX, dated July 15, 1996 and amended April 3, 2000.

43.	Managed Care Agreement with Teachers Retirement System of Texas, Inc.

Section 3.20(a)(i)

None

Section 3.2(a)(vii)

None

Section 3.20(b)

None

Section 3.20(c)

None

Section 3.21

Licenses and Accreditations

A.	Adel Licenses and Accreditations

1.	Hospital Permit granted November 1, 1998 by the Georgia Department of Human Resources, Effective Date 9/1/2000, #037-597

2.	Nursing Home or Intermediate Care Home Permit issued November 1, 1998 by the Georgia Department of Human Resources, 1-037-1561

3.	Home Health Agency License granted to Memorial Hospital of Adel to operate Memorial Home Health, license granted by the Georgia Department of Human Resources, effective 10/1/01 – 9/30/02, #037-101

4.	Occupation Tax Certification No. 375 issued by the City of Adel, Georgia, expiration date December 31, 2002. Boiler and Pressure Vessel Operating Permit, expiration date April 30, 1992. Certificate of Inspection of Boiler Room issued April 8, 1999 by Georgia Department of Labor, expiration date April 1, 2000 (inspection has been delayed; new certificate cannot be issued until inspection is performed); Certificate of Inspection of new wing and fire tube issued May 6, 1999 by Georgia Department of Labor, expiration date May 1, 2002 (new inspection to be scheduled by Zurich, the company that insures the boilers, as soon as possible).

5.	Control Substance Registration Certificate, DEA registration no. BM6194841 and DEA registration no. BM6194839, issued by the United States Department of Justice Drug Enforcement Administration, expiration date January 31, 2002, #BM6194839, expires 1/31/05 and #BH6990914, expires 10/31/03.

6.	Georgia State Board of Pharmacy, Pharmacy and License No. 005557 issued by the State of Georgia, expiration date June 30, 2001, #005557, expires 6/30/03.

7.	CLIA Laboratory Certificate of Accreditation issued by the Department of Health and Human Services Healthcare Financing Administration, CLI ID No. 11D0265621, expiration date November 17, 2001, expires 11/17/03.

8.	Certified Mammography Facility, as certified by the U.S. Department of Health and Human Services Public Health Service Food and Drug Administration, expiration date February 28, 2003.

9.	Georgia Radioactive Materials License issued by the Georgia Department of Natural Resources, license no. GA.571-1, expiration date 8/31/05.

10.	Accreditation by the Joint Commission on Accreditation of Healthcare Organizations, 2000-2003.

B.	Dolly Vinsant Licenses and Accreditations

1.	Hospital License No. 000245 from the Texas Department of Health, expiration August 31, 2002.

2.	Texas Sales and Use Tax Permit for Tax Payer No. 3-00029-3302-3, effective October 21, 1976.

3.	Pharmacy License issued by the Texas Board of Pharmacy to Dolly Vinsant Memorial Hospital, #20672, expiration 11/02.

4.	Controlled Substance Registration Certificate issued by the United States Department of Justice Drug Enforcement Administration, DEA registration no. BN5632547, expiration October 31, 2000, #BD7001542, expiration 6/30/03.

5.	CLIA Laboratory Certificate of Accreditation issued by the Department of Health and Human Services Health Care Financing Administration, #45D0660557, expiration 11/30/03.

6.	Radioactive Material License No. L04567, issued by the Texas Department of Health Bureau of Radiation Control, expiration date April 30, 2002.

7.	Accreditation issued by the Joint Commission on Accreditation of Health Care Organizations dated July 1, 1998 effective for three years from April 18, 1998.

8.	Petroleum Storage Tank registered to New American Healthcare Corp. by the Texas Natural Resource Conservation Commission (“TNRCC”), Facility ID No. 69803, Owner Account ID No. 53650, registration does not expire but TNRCC requires notification of transfer of ownership.

9.	Boiler Certificate of Operation, #C-99L07993, expiration date 10/27/03.

C.	Callaway Licenses and Accreditations

1.	Missouri Department of Health & Senior Services – CCH License, Expiration Date: 12/31/2002, License #463-1

2.	Missouri Department of Health Home Health License, Expiration Date: 11/30/2002, License #709

3.	City of Fulton Business License, Expiration Date: 02/28/2003, License #20010600

4.	DEA, Expiration Date: 08/31/2003, License #BC7153858

5.	BNDD, Expiration Date: 12/31/2004, License #19605

6.	Missouri Board of Pharmacy, Expiration Date: 10/31/2003, License #2001000394

7.	HCFA, CLIA Certificate, Expiration Date: 11/30/2002, CLIA ID: 26D0446483

8.	Missouri Department of Health Certified Mammography Facility, Expiration Date: 12/31/2002

9.	JCAHO, 2003

Section 3.22

Insurance

HEALTHMONT, INC.

Full List of Lines of Coverage

Covered Hospitals

Dolly Vinsant Memorial Hospital—Retro Date: September 1, 2000

Memorial Hospital of Adel, Inc.—Retro Date: September 1, 2000

Calloway Community Hospital—Retro Date: January 1, 2001

Coverage Line	Carrier	Policy #			Limits
Property	Zurich	[****] 8/31/00—8/31/02		$147,508,654	Blanket
				$53,496,414	Business Interruption
				$15,000	Deductible
				$50,000	Flood Limit
				$50,000	Earth Movement Limit
				$15,000	Deductible except for Woodland Park & Eastmoreland
5% of PD and BI value or $100,000 whichever is greater
				$25,000	Windstorm deductible applies to Dolly Memorial Hospital

Hospital Professional Liability Hospital General Liability (GL & HPL)l	St. Paul Fire & Marine	[****] 8/31/01—8/31/02	$ $	1,000,000 300,000	Each Occurrence Fire Damage—Each Event Pollution Liability Hazard—Ea.
Event
Pollution Liability Hazard
				$2,000,000	Aggregate—All Events
				$50	Damage Deductible/Per claim
				$250,000	Deductible/Annual/Aggregate

Umbrella Liability	St. Paul Insurance Co.	[****] 8/31/01—8/31/02	$ $	10,000,000 10,000,000	Occurrence Limit Aggregate Limit

Automobile Liability	St. Paul Mercury Insurance Co.	[****] 8/31/01—8/31/02	$ $	1,000,000 1,000,000	Limit of Liability Uninsured Motorists
				$2,000	Medical Payments
				$2,500	Personal Injury Protection
				$500	Collision Deductible
				$250	Comprehensive Deductible

Texas Automobiles	St. Paul Mercury Insurance Co.	[****] 8/31/01—8/31/02	$ $	1,000,000 1,000,000	Limit of Liability Uninsured Motorists
				$2,500	Medical payments
				$2,500	Personal Injury Protection
				$500	Collision Deductible
				$250	Comprehensive Deductible

Workers Compensation	American Home Assurance	[****] 8/31/01—8/31/02	State Statutory Limits

Workers Compensation—Georgia		[****] 8/31/01—8/31/02
Employers Liability				$1,000,000	Each Accident
				$1,000,000	Policy Limit
				$1,000,000	Each Employee
Calloway Community Hospital (Covered by Separate State policy)	Missouri Hospital Association	[****] 1/01/02—1/01/03

Heliport (Coverage for Calloway Community Hospital)	National Union	[****] 1/1/02—1/1/03	$ $	3,000,000 1,000	Per Occurrence Medical Payments Per Person

Sensitive Risk	Gulf Insurance Company	[****] 8/31/01—8/31/02	$ $	3,000,000 250,000	Limit of Liability—Each Loss Maximum Benefit applicable to any one person
				$1,250,000	Aggregate Limit for any one accident

Crime	National Union Fire Insurance co.	[****]		$1,000,000	Fiduciary Limit
		8/31/01—8/31/02		$25,000	Deductible

Fiduciary	National Union Fire Insurance Co.	[****]		$3,000,000	Fiduciary Limit
		4/31/00—4/31/01		$0	Deductible

Directors and Officers	National Union Fire Insurance Co.	[****]		$5,000,000	Limit of Liability
Executive Directors & Officers		8/31/01—8/31/02		$100,000	Retention Limit
				$100,000	Employment Practices

[****]  Confidential portion of material has been omitted and filed separately with the SEC.

SCHEDULE OF YOUR CURRENT INSURANCE

As of September 30, 2002

Prepared for: HealthMont, Inc.

Type of Coverage	Policy Limits		Policy Period	Company & Policy Number	Annual Premium
Property	Limit		08/31/02 to 08/31/03	Zurich [****]	$115,233
	$36,062,431	Blanket Occurrence Limit as follows:
	Included	Building
	Included	Contents
	Included	Improvements and Betterments
	Included	EDP
	Included	Business Interruption

Sublimits
	$36,062,431	Flood per occurrence at Premises Outside a 500 Year Flood Plain
	$10,000,000	Flood per occurrence at Premises Outside a 100 Year Flood Plain but Within a 500 Year Flood Plain
	$ 5,000,000	Flood per occurrence at Locations Within a 100 Year Flood Plain
	Excluded	Earthquake (Zone 1)
	$25,000,000	Earthquake (Zone 2)
	$36,062,431	Earthquake Annual Aggregate (Zone 3 & 4)
	$ 1,000	Per Patient Property with $500,000 Annual Aggregate
	$ 250,000	Transit (Aggregate Liability in any single occurrence)
	$ 5,000,000	Valuable Paper
	$ 2,500,000	Accounts Receivable
	$ 250,000	Exhibition Floater
	$ 1,000,000	Service Interruption
	$ 2,000,000	Building Ordinance/Demolition/Increased Cost of Construction
	$ 5,000,000	Extra Expense—Schedule Premises

[****] Confidential portion of material has been omitted and filed separately with the SEC.

Note: This Policy Schedule is only an outline of coverage that has been prepared for your convenience. Actual Policy Language must be consulted for any definitive evaluation of coverage terms and conditions.

SCHEDULE OF YOUR CURRENT INSURANCE

As of September 30, 2002

Prepared for: HealthMont, Inc.

Type of Coverage	Policy Limits		Policy Period	Company & Policy Number	Annual Premium
Deductibles	$ 25,000	Except
1X Daily Average Value for Business Income
	$ 100,000	Flood at Premises Outside a 500 Year Flood Plain
	$ 250,000	Flood at Premises Outside a 100 Year Flood Plain but Within a 500 Year Flood Plain
	$ 500,000	Flood each Building Within a 100 Year Flood Plain
	$ 500,000	Flood each Building Contents Within a 100 Year Flood Plain
	$ 500,000	Flood Business Income at Premises Within a 100 Year Flood Plain
	$ 100,000	Earthquake (Zone 3, 4 and 5) (Zone 1 excluded)
	$ 100,000	Wind except
	$ 250,000	For Dolly Vinsant Memorial Hospital, San Benito, TX
	$ 25,000	Service Interruption Property Damage with 24 hour waiting period followed by a $25,000 deductible except 72 hour Waiting Period followed by a $25,000 deductible for Dolly Vinsant Memorial Hospital

Boiler and Machinery Sublimits	$36,062,431	Combined Property Damage/Business Interruption	08/31/02 to 08/31/03	Zurich [****]	Included
	$ 1,000,000	Spoilage
	$ 25,000	Hazardous Substance
	$ 25,000	Ammonia Contamination
	$ 25,000	Water Damage
	Deductible:	$25,000 Property Damage
1 Times Average Daily Value for Business Interruption

[****] Confidential portion of material has been omitted and filed separately with the SEC.

Note: This Policy Schedule is only an outline of coverage that has been prepared for your convenience. Actual Policy Language must be consulted for any definitive evaluation of coverage terms and conditions.

SCHEDULE OF YOUR CURRENT INSURANCE

As of September 30, 2002

Prepared for: HealthMont, Inc.

Type of Coverage	Policy Limits			Policy Period	Company & Policy Number	Annual Premium
General Liability/		$3,000,000	General Aggregate	08/31/02 to	Lexington Insurance	$1,350,000 +
(occurrence form) Health Care		$3,000,000	Products and Completed Operations Aggregate	08/31/03	Company [****]	Taxes and Surcharges
Professional (claims made)	$ $ $ $ $	1,000,000 1,000,000 50,000 5,000 500,000	Personal and Advertising Injury Each Occurrence Limit Fire Damage Limit (any one fire) Medical Expenses Limit (any one person) Deductible

Employee Benefits	$ $	1,000,000 1,000	Aggregate Limit (claims made) Deductible		Lexington Insurance Co.	Included

Crime	$ $	1,000,000 25,000	Limit of Liability Deductible	08/31/02 to 08/31/03	National Union Fire Ins. Company [****]	$6,984

Automobile	$ $ $ $ $ $	1,000,000 1,000,000 2,000 35,000 250 500	Combined Single Limit Uninsured Motorist (Owned Autos) Medical Payments Hired Car Physical Damage Deductible—Comprehensive Deductible—Collision	08/31/02 to 08/31/03	St. Paul Fire & Marine [****]	$9,379

Automobile (Texas)	$ $ $ $ $ $	1,000,000 1,000,000 2,500 35,000 250 500	Combined Single Limit Uninsured Motorist (Owned Autos) Medical Payments Hired Car Physical Damage Deductible—Comprehensive Deductible—Collision	08/31/02 to 08/31/03	St. Paul Fire & Marine [****]	$1,146

Aviation	$ $	5,000,000 1,000	Each Occurrence Medical Expenses	01/01/01 to 01/01/02	National Union [****]	$3,545

[****] Confidential portion of material has been omitted and filed separately with the SEC.

*	This policy is on a “Claims Made” basis, which means that the policy in force at the time of the loss is the responding party. Late reporting could result in declination of coverage by the carrier.

Note: This Policy Schedule is only an outline of coverage that has been prepared for your convenience. Actual Policy Language must be consulted for any definitive evaluation of coverage terms and conditions.

SCHEDULE OF YOUR CURRENT INSURANCE

As of September 30, 2002

Prepared for: HealthMont, Inc.

Type of Coverage	Policy Limits		Policy Period	Company & Policy Number	Annual Premium
Workers Compensation	Statutory

Employers Liability	$1,000,000 $1,000,000 $1,000,000	Each Accident Policy Limit Each Employee	08/31/02 to 08/31/03	American Home Assurance [****]	$348,650

Special Coverage	$3,000,000	Limit of Liability	08/31/02 to 08/31/03	Gulf Insurance Company [****]	$ 2,800

Directors & Officers Liability	$5,000,000 $100,000	Limit of Liability Retention	08/31/02 to 08/31/03	National Union Fire Ins. Co. [****]	$ 97,500

Fiduciary	$3,000,000 $3,000,000	Each Loss Aggregate	08/31/02 to 08/31/03	National Union Fire Ins. Co. [****]	$ 7,300

[****] Confidential portion of material has been omitted and filed separately with the SEC.

Note: This Policy Schedule is only an outline of coverage that has been prepared for your convenience. Actual Policy Language must be consulted for any definitive evaluation of coverage terms and conditions.

Section 3.23

Books and Records

None.

Section 3.24

Real Property

Section 3.24(a)

A.	Adel Real Property

1.	Memorial Hospital/Convalescent Center (owned)

2.	OB/GYN Clinic located at 308 N. Parrish, Adel, Georgia (owned)

3.	Home Health Building located at 1905 South Hutchinson, Adel, Georgia (leased)

4.	Medical Record Storage Building located at 206 E. Memorial Dr., Adel, Georgia (leased)

6.	Surgeon’s Office located at 901 N. Parrish, Adel, Georgia (leased)

7.	Memorial Hospital Annex located at 808 N. Hutchinson, Adel, Georgia (leased)

B.	Dolly Vinsant

1.	Real property consists of 7.498 acres of land on the southeast quarter of block #81 of San Benito Land and Water Company Subdivision, City of San Benito, Texas, and the structures (hospital and maintenance building) that lie on the property.

2.	Leases for the purpose of medical office practice are active for three parcels of the hospital building totaling approximately 4000 square feet. The Company is the lessor.

C.	Callaway

See	attached description of owned real property.

Under	the Heller Loan Documents, Heller possesses a Lien with respect to real property of the Company and the Subsidiaries.

Section 3.24(c)

None.

Section 3.24(e)

None.

Section 3.24(f)

None.

Exhibit “A”

Legal Description

Part of Section 18, Township 47 North, Range 9 West, Callaway County, Missouri, described as follows:

Commencing at an Aluminum State Monument at the Southeast corner of said Section 18; thence N 81° 44’ 27” W, 1041.05 feet to a ½” iron pin at the Southwest corner of Lot 1, of the Corrected Plat of Westminster College Subdivision, Recorded in Plat Book 8, page 12, said point being the True Point of Beginning, thence N 89° 18’ 24” E along the north right of way line of South Hospital Drive, 165.00’ to a ½” iron pin at a point of curve; thence continuing along said North right of way line on a curve to the left having a central angle of 25° 05’ 08”, a radius of 795.00’, an arc distance of 348.07’, and a chord bearing and distance of N 76° 45’ 50” E, 345.30’ to a point of compound curve; thence continuing along said right of way line in a Northeasterly to Northwesterly direction, on a curve to the left having a central angle of 88° 50’ 00”, a radius of 625.00’, an arc distance of 969.02’, and a chord bearing and distance of N 19° 48’ 19” E, 874.84’ to a point of reverse curve; thence continue along the Westerly right of way line of said South Hospital Drive in a Northwesterly direction on a curve to the right having a central angle of 16° 15’ 00”, a radius of 1065.00’, an arc distance of 302.05’, and a chord bearing and distance of N 16° 29’ 13” W, 301.04’ to a concrete monument on the South right of way line of Missouri State Route “F”; thence S 81° 38’ 16” W along said right of way line, 135.00’ to a ½” iron pin at a point of curve; thence continue along said right of way line on a curve to the right having a central angle of 17° 07’ 09”, a radius of 1562.69’, an arc distance of 466.91’, and a chord bearing and distance of N 81° 18’ 24” W, 465.17’ to a ½” iron pin; thence leaving said right of way line S 20° 28’ 53” W, 152.75’ to a ½” iron pin; thence N 89° 58’ 07” W, 57.31’ to a ½” iron pin at the Northwest corner of said Lot 1; thence S 0° 15’ 35” W, along the West line of said Lot 1, 1076.28’ to the True Point of Beginning,

EXCEPT THEREFROM, a tract of land being a part of Lot 1 of the corrected Plat of Westminster College Subdivision #1, a subdivision filed for public record in Plat Book 8, Page 12, of Callaway County Land Records, located in Section 18, Township 47 North, Range 9 West, Callaway County, Missouri, described as follows: Commencing at a point on the Northern right of way line of South Hospital Drive, 50’ wide, said point being on the South boundary line of said Lot 1, said point bears N 89° 18’ 24” E, 39.17’ from the Southwest corner of said Lot 1; thence leaving said right of way line along the projection of the Southeast wall of the existing Hospital N 49° 45’ 02” E, 582.58’ to the corner of the existing wall; thence S 12° 32’ 32” E, 32.76’ to the True Point of Beginning, thence S 40° 14’ 58” E, 32.87’ to a point; thence S 49°45’ 02” W, 39.33’ to a point; thence N 40° 14’ 58” W, 32.87 feet to a point; thence N 49° 45’ 02” E, 39.33’ to the True Point of Beginning.

G230788.1

Section 3.25

Tangible Personal Property; Investment Assets

Section 3.25(a)

A.	Each lessor of equipment leased to the Company or any of its Subsidiaries possesses a Lien with respect to the equipment so leased. Such leases include those listed in Section 3.20(a)A.9, A.15, A.18, A.21, B.3, D.1, D.5, D.20, D.21.

B.	Under the Heller Loan Documents, Heller possesses a Lien with respect to personal property of the Company and the Subsidiaries, including machinery, equipment, furniture and fixtures.

Section 3.25(b)

None.

Section 3.26

Bank and Brokerage Accounts

HealthMont, Inc.

Bank Account Numbers

	Account Number	Intended Use	Signatory
HealthMont, Inc. — Corporate
Regions Bank 500 Corporate Centre Drive	[****]	CONCENTRATION	Timothy S. Hill, Gerald S. Christine
Franklin, TN 37067	[****]	Co-wide A/P	Timothy S. Hill, Gerald S. Christine
	[****]	Corp. Manual A/P	Timothy S. Hill, Gerald S. Christine

	[****]	Co-wide Payroll	Timothy S. Hill, Gerald S. Christine
	[****]	Management Payroll	Timothy S. Hill, Gerald S. Christine

	[****]	Employee Benefits Medical Claims	Timothy S. Hill, Gerald S. Christine, Bradley P. Ray, Larry R. Dust

	[****]	Customer Debit Account	Timothy S. Hill, Gerald S. Christine

BankOne, Texas 1717 Main Street Dallas, TX 75201	[****]	Lockbox Account	Timothy S. Hill

Dolly Vinsant Memorial Hospital
BankOne, TX 1717 Main Street Dallas, TX 75201	[****] P.O. Box 972400	Lockbox Account Number Lockbox P.O. Number	Timothy S. Hill

Coastal Bank 198 South Sam Houston San Benito, TX 78586	[****] [****]	Depository Tax Deposit & Impress Account	Timothy S. Hill, Ann R. Price Leslie Bingham, Harvey Torres, Timothy S. Hill, Ann R. Price

Memorial Hospital of Adel BankOne, TX 1717 Main Street Dallas, TX 75201	[****] P.O. Box 972398	Lockbox Account Number Lockbox P.O. Number	Timothy S. Hill

Adel Banking Company 101 N. Hutchinson Ave. P.O. Box 191 Adel, GA 31620	[****]	Depository	Timothy S. Hill, Ann R. Price

First State Bank & Trust Company of Valdosta 527 N. Patterson Street Valdosta, GA 31601	[****]	MasterCard/Visa	Timothy S. Hill, Gerald S. Christine

Farmers & Merchants Bank 301 West Fourth Street P.O. Box 560 Adel, GA 31620	[****] [****] [****]	Tax Deposit Impress Resident Trust Account	Timothy S. Hill, Greg Griffith, Lori Petrie, Janet Meders Timothy S. Hill, Greg Griffith, Lori Petrie, Janet Meders Timothy S. Hill, Greg Griffith, Lori Petrie, Janet Meders

Callaway Community Hospital BankOne, TX 1717 Main Street Dallas, TX 75201	[****] P.O. Box 972508	Lockbox Account Number Lockbox P.O. Number	Timothy S. Hill

Central Bank P.O. Box 779 Jefferson City, MO 65102	[****] [****] [****]	Depository Payroll Tax & Impress Account Checking Account	Timothy S. Hill, Ann R. Price Timothy S. Hill, Gerald M. Torba, Deborah I. Horne Timothy S. Hill, Ann R. Price
07/10/2002

[****] Confidential portion of material has been omitted and filed separately with the SEC.

Section 3.27

Powers of Attorney

Easley, McCaleb & Associates, Inc. has a power of attorney related to the Property Tax Consulting Agreement listed in Section 3.20(a)A.17.

Section 3.28

Accounts Receivable

None.

Section 3.30

Healthcare Licenses

A.	See Section 3.21 of this Company Disclosure Schedule.

B.	The Company owns rights to the servicemark “HealthMont, Inc.,” which is currently pending approval from the United States Patent and Trademark Office.

C.	HealthMont of Georgia, Inc. owns the right to the names: (i) Memorial Hospital of Adel; (ii) Memorial Home Health; and (iii) Memorial Convalescent Center.

D.	HealthMont of Texas, Inc. owns the right to use the names: (i) Dolly Vinsant Memorial Hospital; (ii) The Dolly V L.C.; (iii) The Dolly, Inc.; (iv) The Dolly Home Healthcare; (v) Dolly Home Oxygen Service; and (vi) San Benito Medical Associates After Hours Clinic.

Section 3.31

Medicare Participation/Accreditation

None.

Section 3.33

Medical Staff Matters

None.

Section 3.34

Sensitive Payments

None.

Section 3.35

Healthcare Reports and Documents

The only extension the Company has requested outside of the normal guidelines for filing a healthcare report was for the Callaway Medicaid Cost Report for period ending 3/31/01.

Section 5.1

Conduct of the Business of the Company

Section 5.1(b)(vi)

A.	In consideration of a general release in form reasonably acceptable to Parent and in consideration of all rights to receive shares of the Company or any successor thereto, whether under any Company Benefit Plan, Company Derivative Security, employment agreement, consulting agreement or otherwise, the Company may pay the following amounts as severance (which amounts shall be in lieu of, and not in addition to, any severance benefits otherwise payable) to the persons set forth below prior to the Effective Date.

Name	Title	Severance
Corporate Severance
Hill, Tim	CEO	$175,000
Butler, Tom	AVP	50,000
Scott, Tom	AVP	50,000
Love, Steve	M	20,000

B.	The Company will acquire a tail for its directors and officers insurance.

C.	The Company may take such other actions as agreed upon from time to time by the Company and the Parent.

Section 5.1(b)(x)

None

Section 5.1(b)(xi)

None

Section 5.1(b)(xiv)

None

Section 5.1(b)(xvi)

None

Section 5.1(c)

None.

Section 5.1(e)

None

Section 5.7

Company Stock Options

Options granted to the following directors/entities will be outstanding as of the Effective Time:

Arlen B. Reynolds	15,000
Kay L. Brown	15,000
Joel S. Kanter	15,000
Gene E. and M. Jan Burleson	15,000
Jay and Clayre Haft	15,000
Richard E. Ragsdale	15,000
Chaney Family Partnership	15,000

Section 5.8

Company Warrants

All Company Warrants other than the Heller Warrants will be cancelled on or before the Effective Time.

Section 5.14(a)

Healthcare Approvals

The Company may be required: (i) to file notice with the State of Georgia at least thirty (30) days prior to consummation of the Merger; (ii) to file notice with the State of Missouri within fifteen (15) days after consummation of the Merger; and (iii) to file notice with the State of Texas within fifteen (15) days after consummation of the Divestco Disposition.

Section 5.24(a)

Closing Net Working Capital

HealthMont, Inc.

Working Capital Computation

	March 31, 2002			August 31, 2002
	Total	Dolly	Total W/O Dolly	Total	Dolly	Total W/O Dolly
Current Assets:
Cash	$567	$205	$362	$235	$147	$88
Total accounts receivable	4,397	945	3,452	4,834	1,546	3,288
Investory	714	209	505	804	214	590
Prepaid expense	567	58	509	160	29	131

Total current assets	$6,245	$1,417	$4,828	$6,033	$1,936	$4,097
Current liabilities:
Accounts payable	$2,870	$496	$2,374	$3,332	$833	$2,499
Accrued expenses	1,915	163	1,752	1,787	219	1,568
Current portion capital leases	368	161	207	388	166	222
Change in Revolver	0		0	190		190

Total current liabilities	$5,153	$820	$4,333	$5,697	$1,218	$4,479
Net working capital			$495			($382)

Net working capital at testing date cannot be less than ($150,000)					Fail

Computation of change in revolver:
Current portion LTD (revolver)
Base	$3,889	$3,889	$3,889			$3,889
Current balance	3,889	3,889	4,079			4,079

Change	$0	$0	$190			$190

Section 5.24(b)

Closing Hospital-Level EBITDA

HealthMont, Inc.

EBITDA Test

	August-02
Prior twelve month EBITDA:
Adel		$1,368,935
Callaway		1,683,483

Subtotal		$3,052,418
Less Prior year contractuals:
Adel	$(231,597)
Medicare PY	92,452
Medicaid PY
Callaway
Medicare PY	(128,071)
Medicaid PY	(28,243)

Total prior year amounts		$(295,459)
Add back cost related to Surgeon:
Jun-02	23,414
Jul-02	23,458
Aug-02	23,778
Sep-02	23,872

Total cost add back		94,522

		$2,851,481
EBITDA test:
Base EBITDA	$3,000,000
Collar %	90.83%
Collar amount		2,725,000
Test	Pass

Section 6.1(p)

Indebtedness Described in Section 6.1(p)(iv)

A.	Any Indebtedness identified in Section 3.9 of this Company Disclosure Schedule.

B.	Liabilities incurred pursuant to any action permitted under Section 5.1 of this Company Disclosure Schedule.

C.	Contingent liabilities associated with HealthMont of Texas, Inc. (“HealthMont of Texas”) as to which HealthMont of Texas has agreed to indemnify the Company pursuant to the Indemnification Agreement.

Section 8.1

Divestco Liabilities

A.	Pursuant to the Divestco Disposition Agreement, the Company, as part of the Company Debt Restructuring, will cause Divestco to be released from any further liability to Heller and will cause any liens held by Heller on the stock and assets of Divestco to be released.

B.	After completion of the Divestment, the Company will retain liability under the Comdisco Lease Agreement, the LinvaTec Leases and the agreements listed in subparagraphs A.9., 14., and 15. of Section 3.20. See also the attachment to Section 3.9. Divestco has agreed to indemnify the Company for these contingent liabilities.

Executed as of this 15th day of October, 2002.

HEALTHMONT, INC.

By:	/s/ TIMOTHY S. HILL
Its:	President